UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2011

Commission File Number: 000-52387

American Telstar, Inc.
(Exact name of registrant as specified in its charter)

Nevada	84-1052279
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

Fengshou Road West, Jiefang District, Jiaozuo, Henan Province, PRC 454000
(Address of principal executive offices)
011- 86-0391-3582676
(Registrant’s telephone number, including area code)
N/A
(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On March 25, 2011, the Board of Directors of American Telstar, Inc.  (the “Company”) approved the termination of Paritz & Company, P.A (“Paritz”) as the Company’s independent certified public accounting firm.

Concurrent with this action, the Company’s Board of Directors appointed Child, Van Wagoner & Bradshaw, PPLC (“Child”) as our new independent certified public accounting firm. Child is located at 5296 South Commerce Drive, Suite 300, Salt Lake City, Utah 84107.

The Company’s financial statements for the years ended July 31, 2010 and 2009 were audited by Paritz.   Paritz’ reports on our  financial statements for the two most recent fiscal years did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the years ended July 31, 2010 and 2009, the interim period ended January 31, 2011, and through the date of discontinuance of Paritz’ engagement as the Company’s independent accountant, there were no disagreements with Paritz on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Paritz, would have caused it to make reference to the subject matter of the disagreement in its reports on our financial statements for such periods.

The Company has provided Paritz with a copy of this Form 8-K prior to its filing with the SEC and requested it to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of Paritz’s letter to the SEC, dated March 25, 2011.

On February 11, 2011, the Company acquired 100% of the common stock of China Agricorp, Inc. , a Nevada corporation (“China Agricorp”), pursuant to a Share Exchange Agreement in a reverse merger transaction previously reported in the Company’s Current Report on Form 8-K filed on February 14, 2011 (the “February 2011 8-K”).  China Agricorp is considered the predecessor of the Company and the historical financial statements of China Agricorp are considered those of the Company. Child issued an audit report on the financial statements of Jiaozuo Yida Vegetable Co., Ltd. (“Yida”), an indirect subsidiary of China Agricorp, Inc., for the three-year period ended December 31, 2009 which was included in the February 2011 8-K and did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.  Child also reviewed the consolidated financial statements of China Agricorp as of September 30, 2010 and for the three and nine months ended September 30, 2010 and September 30, 2009 which were included in the February 2011 8-K.

Except as set forth in the immediately preceding paragraph, during the period the Company engaged Paritz, neither the Company nor anyone on the Company's behalf consulted with Child regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event.

The Company has authorized Paritz to respond fully to all inquiries of Child.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Paritz dated March 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TELSTAR, INC.

Date: March 29, 2011	/s/ Feng Hexi

Chairman of the Board